Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CBL & ASSOCIATES	§
PROPERTIES, INC., et al.,	§	Case No. 20-35226 (DRJ)
§
Debtors. [1]	§	(Jointly Administered)
	§	Re: Docket No. 1163, 1315

NOTICE OF FILING OF AMENDED PLAN SUPPLEMENT
FOR THIRD AMENDED JOINT CHAPTER 11 PLAN
OF CBL & ASSOCIATES PROPERTIES, INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE THAT:

1.On July 19, 2021, CBL & Associates Properties, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), filed the Notice of Filing of Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1315) (as may be amended or modified, the “Plan Supplement”) in connection with, and in accordance with, the (a) Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, dated May 25, 2021 (Docket No. 1163) (as may be amended, modified, or supplemented, the “Plan”)2, (b) Amended Order (I) Approving Disclosure Statement and Form and Manner of Notice of Disclosure Statement Hearing, (II) Establishing Solicitation and Voting Procedures, (III) Scheduling Confirmation Hearing, (IV) Establishing Notice and Objection Procedures for Confirmation of the Proposed Plan, (V) Approving Notice Procedures for the Assumption and Assignment of Executory Contracts and Unexpired Leases, and (VI) Granting Related Relief (Docket No. 1168), and (c) Disclosure Statement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, dated May 25, 2021 (Docket No. 1164).

[1]

A complete list of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/CBLProperties.  The Debtors’ service address for the purposes of these chapter 11 cases is 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

2.The Plan Supplement is hereby amended as follows:

Exhibit	Plan Supplement Document	Amendment
Exhibit J	Restructuring Transaction Steps	Replaced in its entirety with the document attached hereto as Exhibit J.
Exhibit M	New Notes Indenture	Replaced in its entirety with the document attached hereto as Exhibit M.
Exhibit N	New Convertible Notes Indenture	Replaced in its entirety with the document attached hereto as Exhibit N.
Exhibit O	Collateral Agency and Intercreditor Agreement	Replaced in its entirety with the document attached hereto as Exhibit O.

3.The documents contained in the Plan Supplement, including this amendment, are integral to, and are considered part of, the Plan.  If the Plan is confirmed, the documents contained in this Plan Supplement will be approved by the Bankruptcy Court pursuant to the Confirmation Order.

4.As of the date hereof, the Debtors are still engaged in negotiations with the Required Consenting Creditors and other parties in interest with respect to the terms of the documents contained in the Plan Supplement, which are subject in all respects to the consent rights set forth in the Plan and Restructuring Support Agreement.  Consequently, the documents contained in the Plan Supplement are not final and reflect the latest drafts subject to ongoing negotiation.  All parties’ applicable rights are reserved with respect to the form of documents filed herewith.  Subject to the terms and conditions of the Plan and the Restructuring Support Agreement, the Debtors reserve all rights to amend, revise, or supplement the Plan Supplement at any time before the Effective Date, or any such other date as may be permitted by the Plan or by order of the Bankruptcy Court.

5.A hearing to consider confirmation of the Plan is scheduled to begin on August 11, 2021 at 9:00 a.m. (Prevailing Central Time) before the Bankruptcy Court.

6.Copies of the exhibits contained in this Plan Supplement, and all documents filed in these chapter 11 cases are available free of charge by visiting dm.epiq11.com/case/cblproperties/info. You may also obtain copies of the pleadings by visiting the Bankruptcy Court’s website at https://ecf.txsb.uscourts.gov in accordance with the procedures and fees set forth therein.

Dated:July 21, 2021

Houston, Texas

   /s/ Alfredo R. Pérez

WEIL, GOTSHAL & MANGES LLP
Alfredo R. Pérez (15776275)
700 Louisiana Street, Suite 1700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile:  (713) 224-9511

– and –

WEIL, GOTSHAL & MANGES LLP

Ray C. Schrock, P.C. (admitted pro hac vice)

Garrett A. Fail (admitted pro hac vice)

Moshe A. Fink (admitted pro hac vice)

767 Fifth Avenue

New York, New York  10153

Telephone:  (212) 310-8000

Facsimile:   (212) 310-8007

Attorneys for Debtors
and Debtors in Possession

Certificate of Service

I hereby certify that on July 21, 2021, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Alfredo R. Pérez
Alfredo R. Pérez